SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):
September 25, 2006

HYDROGEN POWER, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7315 East Peakview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

Hydrogen Power International, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2006, the Company filed a Certificate of Ownership with the Secretary of State of the State of Delaware pursuant to which Hydrogen Power, Inc., the Company’s wholly owned subsidiary, merged with and into the Company with the Company remaining as the surviving corporation to the merger. In connection with the merger, and as set forth in the Certificate of Ownership, the Company changed its corporate name to “Hydrogen Power, Inc.”

The Certificate of Ownership is filed as Exhibit 3.1 to this current report, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit	Description
3.1	Certificate of Ownership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER, INC.
Date: September 27, 2006	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Ownership